UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 25, 2025

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL YEAR

Certificate of Amendment to Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock

As previously reported on Current Report Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 1, 2025, on March 31, 2025 (the “Execution Date”), Hyperscale Data, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement with SJC Lending, LLC, a Delaware limited liability company, pursuant to which the Company agreed to sell to the Purchaser up to 50,000 shares of Series B convertible preferred stock (the “Series B Convertible Preferred Stock”) for a total purchase price of up to $50,000,000.00.

On April 23, 2025, the Company filed a Certificate of Amendment (the “Certificate”) to the Certificate of Designation of Preferences, Rights and Limitations of the Series B Convertible Preferred Stock (the “COD”) with the Secretary of State of the State of Delaware). The Certificate was approved by the unanimous affirmative vote of the board of directors of the Company on April 22, 2025. On April 23, 2025, the Company was notified that the Certificate became effective upon filing with the Secretary of State of the State of Delaware.

Pursuant to the Certificate, the definition of “Conversion Price” was amended read as follows:

“Conversion Price” means the greater of (i) $0.40 per share (the “Floor Price”), which Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) 75% of the Corporation’s lowest VWAP on any Trading Day during the five Trading Days immediately prior to the date of conversion into shares of Common Stock, but not greater than $10.00 per share (the “Maximum Price”), which Maximum Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.”

The foregoing description of the Certificate does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: April 25, 2025	/s/ Henry Nisser
Henry Nisser President and General Counsel